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                                                                     EXHIBIT 10

[BALLARD SPAHR ANDREWS & INGERSOLL LETTERHEAD]




                                                              December 22, 1997



AIM Advisor Funds, Inc.
11 Greenway Plaza, Suite 100
Houston, TX  77046

                  Re:   Investment Company Act File No. 811-3886

Gentlemen:

                  We have acted as counsel to AIM Advisor Funds, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 ("1940 Act") as an open-end series management investment company.

                  This opinion is given in connection with the filing by the Company of Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933 and Amendment No. 34 under the 1940 Act relating to the registration of an indefinite number of Class A, Class B and Class C shares of common stock, par value $.001 per share (the "Shares"), representing interests in the AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund, AIM Advisor MultiFlex Fund and AIM Advisor Real Estate Fund series portfolios of the Company.

                  In connection with our giving this opinion, we have examined a copy of the Charter of the Company, and originals or copies, certified or otherwise identified to our satisfaction, of such other documents, corporate records and other instruments as we have deemed necessary or advisable for purposes of this opinion. We have also examined the prospectus included in the Registration Statement substantially in the form in which it is to become effective (the "Prospectus"). As to various questions of fact material to our opinion, we have relied upon information provided by officers of the Company.




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AIM Advisor Funds, Inc.
December 22, 1997
Page 2


                  Based on the foregoing, we are of the opinion that the Shares to be offered for sale pursuant to the Prospectus are, to the extent of the number of Shares authorized to be issued by the Company in its Charter, duly authorized and, when sold, issued and paid for as described in the Prospectus, will have been legally issued, fully paid and non-assessable.

                  We consent to the filing of this opinion as an exhibit to the Registration Statement and to the references to our firm under the caption "General Information - Legal Counsel" in the Prospectus included in the Registration Statement.

                                         Very truly yours,



                                         /s/ BALLARD SPAHR ANDREWS & INGERSOLL